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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   September 7, 2000*
                                                 ------------------------------

                                 flightserv.com
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             (Exact name of registrant as specified in its charter)



      Delaware                     1-8662                    23-2265039
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   (State or other       (Commission File Number)          (IRS Employer
   jurisdiction of                                         Identification
   incorporation)                                          Number)


  3343 Peachtree Road, N.E., Suite 530, Atlanta, Georgia 30326
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:   (404) 869-2599
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*Item 5 of the Report also includes information from August, 2000.


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Item 2.  Acquisition or Disposition of Assets.

         On September 7, 2000, flightserv.com (the "Company") acquired all of the issued and outstanding stock (the "DM Acquisition") of DM Marketing, Inc., a Delaware corporation ("DM"). The DM Acquisition was consummated in accordance with the terms of the Stock Purchase Agreement dated as of August 16, 2000 (the "DM Purchase Agreement") among the Company, DM, Michael Pruitt and Darek Childress (together with Mr. Pruitt, the "DM Stockholders"). Pursuant to the DM Purchase Agreement, the Company acquired all of the issued and outstanding capital stock of DM from the DM Stockholders and the DM Stockholders received, in the aggregate, 8,450,000 shares of the Company's common stock (the "Share Consideration"). The Share Consideration was determined in arm's length negotiations between the Company and the DM Stockholders and was recommended by a Special Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         As a result of the DM Acquisition, DM is a wholly-owned subsidiary of the Company. DM, based in Pensacola, Florida, operates a call center providing telemarketing, help desk and other services for Internet related companies. In addition to its call center assets, DM has approximately $450,000 in cash assets and less than $25,000 in debt.

         The foregoing description of the DM Acquisition and the DM Purchase Agreement is qualified in its entirety by reference to the DM Purchase Agreement which is filed as an exhibit to this report and incorporated herein by reference.


Item 5.  Other Events

         On August 25, 2000, the Company acquired all of the issued and outstanding capital stock (the "IASL Acquisition") of Internet Aviation Services, Ltd., a Nevada corporation ("IASL"). The IASL Acquisition was consummated in accordance with the terms of the Stock Purchase Agreement dated August 11, 2000 (the "IASL Purchase Agreement") among the Company, IASL and Caliente Consulting, Inc., an Oklahoma corporation and the sole shareholder of IASL ("Caliente"). Pursuant to the IASL Purchase Agreement, the Company acquired all of the issued and outstanding capital stock of IASL from Caliente and Caliente received 1,750,000 shares of the Company's common stock (the "IASL Share Consideration"). In addition, at the Closing, IASL entered into one year employment agreements with Kent R. Elsbree and Arthur C. Evans, IASL's current management team. The Share IASL Consideration was determined in arm's length negotiations between the Company, Caliente and Messrs. Elsbree and Evans. The Acquisition was recommended by a Special Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         As a result of the IASL Acquisition, IASL is a wholly-owned subsidiary of the Company. IASL is a new leisure and business travel service company that plans to operate private charter services in select markets. IASL has entered into agreements to provide tour operator Vacation Express of Atlanta, Georgia with air charter services between Charlotte, North Carolina and

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Cancun, Mexico (the "Charter Agreements"). Pursuant to the terms of the Charter
Agreements, IASL, will begin providing indirect charter air services from Charlotte, North Carolina to Cancun, Mexico on December 21, 2000 and will continue to provide such service for 12 months. In addition, the agreement contemplates adding seasonal flights from Atlanta, Georgia and New Orleans, Louisiana to Cancun. The aircraft will be operated by Southeast Airlines, will have a minimum capacity of 115 passengers and is to fly six non-stop round trip flights per week. IASL expects to generate average revenue of approximately $750,000 per month from the Charlotte to Cancun flights. The operation of the charter flights are subject to applicable United States and Mexican government approvals.

         The foregoing description of the IASL Acquisition and the IASL Purchase Agreement is qualified in its entirety by reference to the IASL Purchase Agreement which is filed as an exhibit to this report and incorporated herein by reference.

         On August 31, 2000, the Company completed a private placement of shares (the "Private Placement") through RichMark Capital Corporation providing proceeds to the Company of $2,651,000 less placement fees of 7.5% payable to RichMark Capital Corporation. In the Private Placement, the Company sold 7,070,000 shares of the Company's common stock at $0.375 per share. The Private Placement was recommended by a Special Committee of the Company's Board of Directors and was approved by the Company's Board of Directors.

         Statements in this report about anticipated or expected future revenue or growth or expressions of future goals or objectives are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements in this report are based upon information available to the Company on the date of this report. Any forward-looking statements involve risks and uncertainties, including those risks and uncertainties described in the Company's filings with the Securities and Exchange Commission, that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) - (b) Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than 60 days after the date hereof.

         (c)      Exhibits.

                  2.1 Stock Purchase Agreement dated as of August 16, 2000 between the Company, DM Marketing, Inc., Michael Pruitt and Darek Childress.


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                           Pursuant to Item 601(b)(2), the exhibits to the
                           Stock Purchase Agreement have been omitted and the Company agrees to furnish copies of such exhibits supplementally to the Commission upon request.

                  2.2 Stock Purchase Agreement dated as of August 11, 2000 between the Company, Internet Aviation Services, Ltd. and Caliente Consulting. Pursuant to Item 601(b)(2), the exhibits to the Stock Purchase Agreement have been omitted and the Company agrees to furnish copies of such exhibits supplementally to the Commission upon request.

                  99.1     Press Release dated September 14, 2000

                  99.2     Press Release dated September 8, 2000

                  99.3     Press Release dated August 31, 2000

                  99.4     Press Release dated August 25, 2000




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  FLIGHTSERV.COM



                                  By: /s/ William L. Wortman
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                                     William L. Wortman
                                     Vice-President and Chief Financial Officer


Dated: September 21, 2000